                                                 EXHIBIT 10(a)


                                         AGREEMENT made as  of
October 1, 1982, by and between Oneida Ltd. (the "Company"), a New York corporation with its principal place of business at 163-181 Kenwood Avenue, Oneida, New York and William D. Matthews ("Executive"), Senior Vice President, Secretary and General Counsel of the Company.

                                         WHEREAS, Executive is
now and for several years has been the Senior Vice President, Secretary and General Counsel of the Company; and

                                         WHEREAS, the  Company
wishes to retain the services of Executive for an extended period and to provide for continuity of management in the event of any actual or threatened change in control of the Company and to provide certain security to the Executive and Executive is agreeable thereto;

                                          NOW,  THEREFORE,  in
consideration of the mutual agreements and promises set forth herein, the parties agree as follows:

                                          1.   Employment  and
Acceptance. The Company hereby agrees to employ Executive, and Executive hereby accepts employment from the Company, in the capacity and on the terms and conditions set forth herein.

                                           2.   Position   and
Responsibilities. During the term of employment set forth in Paragraph 3 of this Agreement, the Company shall employ Executive, and Executive agrees to serve, as Senior Vice President, Secretary and General Counsel of the Company. Executive shall report to the Board of Directors, the Chairman and Chief Executive Officer and the President and Chief Operating Officer of the Company. Executive shall serve as Senior Vice President, Secretary and General Counsel of the Company and shall supervise, control and be responsible for the legal and corporate secretarial affairs of the Company and its subsidiaries. At all times during the term of employment, Executive shall have such powers and duties as may be, from time to time, prescribed by the Board of Directors of the Company, the Chairman and Chief Executive Officer or the President and Chief Operating Officer. Executive agrees, subject to his election as such, to serve as Senior Vice President, Secretary and General Counsel of the Company, a Director or as a member of any committee of the Board of Directors of the Company during such term of employment.
                                         During  the  term  of
employment, Executive shall devote substantially all of his working time, attention and skill to the business and affairs of the Company, provided, however, Executive may serve on the boards of directors of such other corporations as approved by the Board of Directors.
                                         Executive shall  not,
without his consent, be required to regularly perform his duties at any location which is more than ten miles from the present location of the Company's principal executive offices in Oneida, New York.

                                         3. Term of Agreement.
The term of this Agreement shall be five years from the Operative Date (as hereinafter defined), provided it has not been terminated in accordance with its terms. In the event, however, that Executive attains the age of sixty-five (65) during the five-year term, then this Agreement shall terminate on the last day of the month in which the Executive attains the age of sixty-five (65). Executive's "term of employment" under this Agreement shall commence on the Operative Date as hereinafter defined and shall continue for a period of five years thereafter unless sooner terminated as hereinafter provided.
                                         "Operative  Date"  as
used herein shall be the date on which a "change in control of the Company" occurs if, but only if (i) Executive is then in the employ of the Company and (ii) such change in control of the Company occurs before Executive reaches age sixty-five
(65). A "change in control of the Company" as used herein shall mean a change in control of a nature that would be required to be reported or disclosed by the Company in response to the requirements of any rule or regulation promulgated by the Securities Exchange Commission under the Securities Exchange Act of 1934, as amended (the "1934 Act"), as in effect on September 1, 1982; provided, however, that such a change in control shall be deemed to have occurred if and when (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the 1934 Act) is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, or (ii) during any period of twenty-four consecutive months, commencing before or after September 1, 1982, individuals who, at the beginning of such twenty-four month period, were Directors of the Company for whom Executive shall have voted cease for any reason to constitute at least a majority of the Board of Directors of the Company.

                                         4.  Compensation  and
Benefit Plans.

           (a) Base Salary. The Company shall pay to Executive during each year of the term of employment under this
Agreement a base salary at a rate of not less than the Executive's monthly salary rate for the fiscal year in which the Operative Date occurs ("Base Salary"), payable in accordance with customary payroll practices of the Company, but in no event less frequently than monthly. The Executive's Base Salary shall be reviewed by the Board of Directors not less often than every 12 months. Upon each such review, Executive's Base Salary shall be increased to such rate as shall be considered appropriate and fixed by the Board, but in no event shall any such increase be less, as a percentage of Executive's Base Salary then in effect, than the percentage increase in cost-of-living (as reflected in such statistics or indices as the Board shall reasonably consider appropriate for such purposes) subsequent to the last previous such review of Executive's Base Salary.

          (b) Bonus or Incentive Compensation. During the term of employment, Executive shall be entitled to participate in any bonus or incentive compensation which may be declared in accordance with the same formula and upon the same basis as such Executive's bonus or incentive compensation shall have been computed for the last previous fiscal year for which a bonus or incentive compensation was declared, immediately preceding the fiscal year in which the Operative Date occurs.

           (c) Participation in Benefit Plans. During the term of employment, Executive shall be entitled to participate and shall be included in any pension or retirement, profit-sharing, stock option, stock purchase or similar plan or other program of the Company for key executives which is in existence on the Operative Date or which is established hereafter.
                                         Executive shall  also
be entitled to participate in any group insurance, hospitalization, medical, health and accident, disability or similar plan or other insurance or death benefit plan or program of the Company which is in existence on the Operative Date or which is established thereafter, and shall be entitled to participate in the Company's MONY Double Dollar Program and Retired Lives Reserve Insurance Plan. The benefits provided by such plans and programs shall be continued at levels not less than those provided on September 1, 1982, unless Executive shall otherwise consent, and participation in such plans and programs shall be consistent with Executive's rate of compensation to the extent compensation is a determinant of coverage or amount of benefits.

                                           5.   Payments    to
Executive Upon Termination of  Employment.

           (a) Termination. Upon the occurrence of an event of termination (as hereinafter defined) during the term of this Agreement, the provisions of this Paragraph 5 shall apply. As used in this Agreement, an "event of termination" shall mean and include any one or more of the following:

                 (i)   The  termination  by  the  Company   of
Executive's full-time employment hereunder for any reason other than a breach by Executive of this Agreement; or

               (ii) Executive's resignation from the Company's employ, pursuant to the provisions of the next sentence, upon any (A) failure to elect or reelect or to appoint or reappoint Executive to the Office of Senior Vice President, Secretary and General Counsel of the Company; (B) material change by the Company in the Executive's functions, duties, or responsibilities which change would cause Executive's position with the Company to become of less dignity, responsibility, importance, or scope from the position and attributes thereof described in Paragraph 2 above, and any such material change shall be deemed a continuing breach of this Agreement; (C) liquidation, dissolution, consolidation or merger of the Company, or transfer of all or substantially all of its assets, other than as permitted by Paragraph 8 below; or (D) other breach of this Agreement by the Company, or (E) Executive's determination, in good faith, that due to changed circumstances, he is unable to carry out his responsibilities.
Upon  the  occurrence of any event described in  clauses  (A),
(B), (C), (D) or (E) above, Executive shall have the right to elect to terminate his employment under this Agreement by resignation upon not less than 60 days' prior written notice given within a reasonable period of time not to exceed, except in case of a continuing breach, four calendar months after the event giving rise to said right to elect.

            (b)   Continuation  of  Compensation.   Upon   the
occurrence of an event of termination, the Company shall pay Executive monthly (subject to the provisions of Paragraph 7 below) as severance pay or liquidated damages, or both, for the period described below a sum equal to (i) the highest monthly rate of Base Salary paid to Executive at any time under this Agreement, plus (ii) any applicable bonus or incentive compensation under Paragraph 4(b) of this Agreement. Such payments shall commence on the last day of the month following the date of said occurrence and shall continue until the date this Agreement expires under Section 3 above.

           (c) Benefits. Upon the occurrence of an event of termination:

                (i) All amounts earned or awarded but not paid under the Company's bonus or incentive compensation plan shall be paid to Executive. If the event of termination occurs before declaration and payment of any bonus or incentive compensation applicable to the fiscal year, Executive shall be entitled to share in any such bonus or incentive compensation when declared and paid as provided in Paragraph 4(b) above.

               (ii) Executive shall continue to participate in
all plans and programs of the Company referred to in Paragraph 4(c) (other than plans providing for the issuance to participants of stock options or stock appreciation rights) to the extent such continued participation is possible under the general terms and provisions of such plans and programs. In the event that Executive's continued participation in any such plans and programs is barred, and in lieu thereof, the Company shall maintain for the remaining term of this Agreement health and welfare benefits substantially equivalent to those enjoyed by him on the date of such termination.

                 (iii) Executive shall have the right to exercise any option to purchase shares of the common stock of the Company in accordance with the terms of the underlying plans and related agreements under which Executive has been granted options in effect immediately prior to the date of such termination. Executive's rights under this section shall be exercisable by Executive at any time within 90 days after the date of termination of his employment by giving written notice of such exercise to the Company, specifying the option or options he is surrendering to the issuer and accompanied by delivery to the issuer of the option or agreements relating to such option or options.

       (e)   For  purposes  of  this  Paragraph  5,  the  term
"Executive"  shall,  if  the context requires,  refer  to  the
Executive's  beneficiary  or  beneficiaries  or  his   estate,
executor, administrator, guardian or committee.

      6. Retirement Benefits. Nothing in this Agreement shall preclude the Company from terminating or amending its pension plans so as to eliminate, reduce or otherwise change any benefit payable thereunder; provided, however, that if the total retirement benefit payable to Executive on his retirement under the Company's Pension Plan or other retirement or pension plans as in effect immediately prior to the Operative Date (collectively, the "Plans"), is for any reason whatsoever less than the retirement benefit which would have been payable (including any adjustment of benefits for the effects of inflation) (the "guaranteed pension") had he been vested under such Plans and had all of his years of service with the Company or any subsidiary or affiliate thereof and all of his compensation received during those years been counted in full (for both vesting and benefit purposes), assuming any period that he was entitled to receive payments from the Company under Paragraph 5(b) above were included in years of service and such payments were included in "compensation," then the Company shall pay to Executive such additional pension amounts as, together with said lesser pension, will equal the guaranteed pension. Such additional pension amounts shall commence to be payable at the same time and in the same form as the retirement benefit under the Plans. At Executive's request on or before the date he first becomes entitled to payment of his retirement benefit pursuant to the Plans, and in lieu of the payments otherwise to be made pursuant to this Paragraph, the Company shall purchase a single premium annuity from a duly licensed insurance carrier which will provide Executive with the same benefits as the Company would have otherwise been required to provide pursuant to this Paragraph.

     7. Noncompetition and Confidential Information. While any compensation is being paid to him under this Agreement, Executive will not directly or indirectly own greater than a 5% equity interest in any class of stock of, or manage, operate, participate in, be employed by, perform consulting services for, or otherwise be connected in any manner with any firm, person, corporation or enterprise that is engaged in whole or in part in a business which is in substantial or direct competition with the business of the Company or any of its subsidiaries. Executive will not at any time disclose to others any trade secrets or other confidential information, including customer lists, relating to the Company or to the business of the Company and confirms that such information constitutes the exclusive property of the Company.

      8. Successors; Binding Agreement. The Company will use its best efforts to require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had occurred. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 8 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law. This Agreement and all rights of Executive hereunder and under any other benefit plan of the Company, including its retirement plan, shall inure to the benefit of and be enforceable by his personal or legal representatives, executors, administrators, heirs and devisees. If any amounts would be payable to Executive hereunder or thereunder after his death, all such amounts, unless otherwise provided, shall be paid to Executive's estate.

      9. Notices. All notices, requests, demands and other communications made or given in connection with this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered, at the time delivered, or (b) if mailed, at the time mailed at any general or branch United States Post Office, enclosed in a registered or certified postpaid envelope addressed to the address of the respective parties as follows:

     To the Company:                 Secretary
                                     Oneida Ltd.
                                     Oneida, New York 13421

     To Executive:                   William D. Matthews
                                     621 Patio Circle Drive
                                     Oneida, New York 13421

or to such other addresses as the party to whom notice is to be given may have previously furnished to the other party in writing in the manner set forth above, provided that notices of changes of address shall only be effective upon receipt.

      10. Modifications and Waivers. No provision of this Agreement may be modified or discharged unless such modification or discharge is authorized by the Board and is agreed to in writing, signed by Executive and by another executive officer of the Company. No waiver by either party hereto of any breach of the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. Failure by any party to exercise his or its rights hereunder shall not be deemed to be a waiver of such rights.

      11. Entire Agreement. This Agreement supersedes all prior agreements between Executive and the Company relating to all or any part of the subject matter hereof. This Agreement constitutes the entire agreement of the parties hereto relating to the subject matter hereof and there are no written or oral terms or representations made by either party other than those contained herein.

       12. Indemnification. The Company shall indemnify Executive to the fullest extent permitted by the New York Business Corporation Law, as amended from time to time, for all amounts (including without limitation, judgments, fines, settlement payments, expenses and attorneys' fees) incurred or paid by Executive in connection with any action, suit, investigation or proceeding arising out of or relating to the performance by Executive of services for, or action of performance by Executive of services for, or action of Executive as a director, officer or employee of, the Company, any subsidiary of the Company or any other person or enterprise at the Company's request. The Company shall maintain the Directors' and Officers' Liability Insurance Policy presently in effect, or one providing substantially similar protection to Executive, in full force and effect during Executive's employment with the Company and for 3 years thereafter, which Policy shall provide minimum liability coverage in the amount of $5,000,000.

       13.   Law   Governing.  The  validity,  interpretation,
construction, performance and enforcement of this Agreement shall be governed by the laws of the State of New York.

     14. Invalidity. The invalidity or unenforceability of any term or terms of this Agreement shall not invalidate, make unenforceable or otherwise affect any other term of this Agreement which shall remain in full force and effect.

      15. Headings. The headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.


                                   IN  WITNESS  WHEREOF,   the
parties hereto have executed this Employment Agreement as of the 1st day of October, 1982.


ATTEST:                                 O N E I D A   L T D .

/s/ M. Jack Rudnick                by  /s/ William Rockefeller
Assistant Secretary                    Chairman, Management
                                       Development and Executive
                                       Compensation Committee
                                       on behalf of the Corporation



                                       /s/  William D. Matthews
                                       William D. Matthews

                                        September 24, 1986



Mr.  William D. Matthews
621 Patio Circle Drive
Oneida, New York 13421



Dear Mr. Matthews:


The Management Development and Executive Compensation Committee of the Board of Directors has authorized me to advise you that it has reviewed your employment agreement with Oneida Ltd. dated as of October 1, 1982 (the Agreement"), and that the Agreement shall remain in full force and effect.

As your position with Oneida has changed from that of Senior Vice President, Secretary and General Counsel to Chief Executive Officer and Chairman of the Board, the Agreement
shall be read in all respects as though the positions and responsibilities described therein were those of Chief Executive Officer and Chairman of the Board.


                                        Sincerely,


                                        /s/ David E. Harden
                                        Chairman, Management
                                            Development    and
Executive
                                        Compensation Committee



Agreed to:  /s/  William D. Matthews
               William D. Matthews

                                         AGREEMENT made as  of
October 1, 1982, by and between Oneida Ltd. (the "Company"), a New York corporation with its principal place of business at 163-181 Kenwood Avenue, Oneida, New York and Walter A. Stewart ("Executive"), Senior Vice President of the Company and Senior Vice President - Manufacturing and Corporate Engineering of the Company's Oneida Silversmiths Division.

                                         WHEREAS, Executive is
now and for several years has been the Senior Vice President of the Company and Senior Vice President - Manufacturing and Corporate Engineering of the Company's Oneida Silversmiths Division; and

                                         WHEREAS, the  Company
wishes to retain the services of Executive for an extended period and to provide for continuity of management in the event of any actual or threatened change in control of the Company and to provide certain security to the Executive and Executive is agreeable thereto;

                                          NOW,  THEREFORE,  in
consideration of the mutual agreements and promises set forth herein, the parties agree as follows:

                                          1.   Employment  and
Acceptance. The Company hereby agrees to employ Executive, and Executive hereby accepts employment from the Company, in the capacity and on the terms and conditions set forth herein.

                                           2.   Position   and
Responsibilities. During the term of employment set forth in Paragraph 3 of this Agreement, the Company shall employ Executive, and Executive agrees to serve, as Senior Vice President of the Company and, in such capacity, shall report to the Board of Directors, the Chairman and Chief Executive Officer and the President and Chief Operating Officer of the Company. Executive shall also serve as Senior Vice President - Manufacturing and Corporate Engineering of the Company's Oneida Silversmiths Division and, in such capacity, shall report to the Chairman and President of the Oneida Silversmiths Division and shall supervise, control and be responsible for the manufacturing and engineering operations of the Division. At all times during the term of employment, Executive shall have such powers and duties as may be, from time to time, prescribed by the Board of Directors of the
Company, the Chairman and Chief Executive Officer or the President and Chief Operating Officer. Executive agrees, subject to his election as such, to serve as Senior Vice President of the Company and Senior Vice President - Manufacturing and Corporate Engineering of the Company's Oneida Silversmiths Division, a Director or as a member of any committee of the Board of Directors of the Company during such term of employment.
                                         During  the  term  of
employment, Executive shall devote substantially all of his working time, attention and skill to the business and affairs of the Company, provided, however, Executive may serve on the boards of directors of such other corporations as approved by the Board of Directors.
                                         Executive shall  not,
without his consent, be required to regularly perform his duties at any location which is more than ten miles from the present location of the Company's principal executive offices in Oneida, New York.

                                         3. Term of Agreement.
The term of this Agreement shall be five years from the Operative Date (as hereinafter defined), provided it has not been terminated in accordance with its terms. In the event, however, that Executive attains the age of sixty-five (65) during the five-year term, then this Agreement shall terminate on the last day of the month in which the Executive attains the age of sixty-five (65). Executive's "term of employment" under this Agreement shall commence on the Operative Date as hereinafter defined and shall continue for a period of five years thereafter unless sooner terminated as hereinafter provided.
                                         "Operative  Date"  as
used herein shall be the date on which a "change in control of the Company" occurs if, but only if (i) Executive is then in the employ of the Company and (ii) such change in control of the Company occurs before Executive reaches age sixty-five
(65). A "change in control of the Company" as used herein shall mean a change in control of a nature that would be required to be reported or disclosed by the Company in response to the requirements of any rule or regulation promulgated by the Securities Exchange Commission under the Securities Exchange Act of 1934, as amended (the "1934 Act"), as in effect on September 1, 1982; provided, however, that such a change in control shall be deemed to have occurred if and when (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the 1934 Act) is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the
Company's then outstanding securities, or (ii) during any period of twenty-four consecutive months, commencing before or after September 1, 1982, individuals who, at the beginning of such twenty-four month period, were Directors of the Company for whom Executive shall have voted cease for any reason to constitute at least a majority of the Board of Directors of the Company.

                                         4.  Compensation  and
Benefit Plans.

           (a) Base Salary. The Company shall pay to Executive during each year of the term of employment under this
Agreement a base salary at a rate of not less than the Executive's monthly salary rate for the fiscal year in which the Operative Date occurs ("Base Salary"), payable in accordance with customary payroll practices of the Company, but in no event less frequently than monthly. The Executive's Base Salary shall be reviewed by the Board of Directors not less often than every 12 months. Upon each such review, Executive's Base Salary shall be increased to such rate as shall be considered appropriate and fixed by the Board, but in no event shall any such increase be less, as a percentage of Executive's Base Salary then in effect, than the percentage increase in cost-of-living (as reflected in such statistics or indices as the Board shall reasonably consider appropriate for such purposes) subsequent to the last previous such review of Executive's Base Salary.

          (b) Bonus or Incentive Compensation. During the term of employment, Executive shall be entitled to participate in any bonus or incentive compensation which may be declared in accordance with the same formula and upon the same basis as such Executive's bonus or incentive compensation shall have been computed for the last previous fiscal year for which a bonus or incentive compensation was declared, immediately preceding the fiscal year in which the Operative Date occurs.

           (c) Participation in Benefit Plans. During the term of employment, Executive shall be entitled to participate and shall be included in any pension or retirement, profit-sharing, stock option, stock purchase or similar plan or other program of the Company for key executives which is in existence on the Operative Date or which is established hereafter.
                                         Executive shall  also
be entitled to participate in any group insurance, hospitalization, medical, health and accident, disability or similar plan or other insurance or death benefit plan or program of the Company which is in existence on the Operative Date or which is established thereafter, and shall be entitled to participate in the Company's MONY Double Dollar Program and Retired Lives Reserve Insurance Plan. The benefits provided by such plans and programs shall be continued at levels not less than those provided on September 1, 1982, unless Executive shall otherwise consent, and participation in such plans and programs shall be consistent with Executive's rate of compensation to the extent compensation is a determinant of coverage or amount of benefits.

                                           5.   Payments    to
Executive Upon Termination of Employment.

           (a) Termination. Upon the occurrence of an event of termination (as hereinafter defined) during the term of this Agreement, the provisions of this Paragraph 5 shall apply. As used in this Agreement, an "event of termination" shall mean and include any one or more of the following:

                 (i)   The  termination  by  the  Company   of
Executive's full-time employment hereunder for any reason other than a breach by Executive of this Agreement; or

               (ii) Executive's resignation from the Company's employ, pursuant to the provisions of the next sentence, upon any (A) failure to elect or reelect or to appoint or reappoint Executive to the Office of Senior Vice President, Secretary and General Counsel of the Company; (B) material change by the Company in the Executive's functions, duties, or responsibilities which change would cause Executive's position with the Company to become of less dignity, responsibility, importance, or scope from the position and attributes thereof described in Paragraph 2 above, and any such material change shall be deemed a continuing breach of this Agreement; (C) liquidation, dissolution, consolidation or merger of the Company, or transfer of all or substantially all of its assets, other than as permitted by Paragraph 8 below; or (D) other breach of this

Agreement  by  the  Company,  or  (E)
Executive's determination, in good faith, that due to changed circumstances, he is unable to carry out his responsibilities. Upon the occurrence of any event described in clauses (A),
(B), (C), (D) or (E) above, Executive shall have the right to elect to terminate his employment under this Agreement by resignation upon not less than 60 days' prior written notice given within a reasonable period of time not to exceed, except in case of a continuing breach, four calendar months after the event giving rise to said right to elect.

            (b)   Continuation  of  Compensation.   Upon   the
occurrence of an event of termination, the Company shall pay Executive monthly (subject to the provisions of Paragraph 7 below) as severance pay or liquidated damages, or both, for the period described below a sum equal to (i) the highest monthly rate of Base Salary paid to Executive at any time under this Agreement, plus (ii) any applicable bonus or incentive compensation under Paragraph 4(b) of this Agreement. Such payments shall commence on the last day of the month following the date of said occurrence and shall continue until the date this Agreement expires under Section 3 above.

           (c) Benefits. Upon the occurrence of an event of termination:

                (i) All amounts earned or awarded but not paid under the Company's bonus or incentive compensation plan shall be paid to Executive. If the event of termination occurs before declaration and payment of any bonus or incentive compensation applicable to the fiscal year, Executive shall be entitled to share in any such bonus or incentive compensation when declared and paid as provided in Paragraph 4(b) above.

               (ii) Executive shall continue to participate in
all plans and programs of the Company referred to in Paragraph 4(c) (other than plans providing for the issuance to participants of stock options or stock appreciation rights) to the extent such continued participation is possible under the general terms and provisions of such plans and programs. In the event that Executive's continued participation in any such plans and programs is barred, and in lieu thereof, the Company shall maintain for the remaining term of this Agreement health and welfare benefits substantially equivalent to those enjoyed by him on the date of such termination.

                 (iii) Executive shall have the right to exercise any option to purchase shares of the common stock of the Company in accordance with the terms of the underlying plans and related agreements under which Executive has been granted options in effect immediately prior to the date of such termination. Executive's rights under this section shall be exercisable by Executive at any time within 90 days after the date of termination of his employment by giving written notice of such exercise to the Company, specifying the option or options he is surrendering to the issuer and accompanied by delivery to the issuer of the option or agreements relating to such option or options.

       (e)   For  purposes  of  this  Paragraph  5,  the  term
"Executive"  shall,  if  the context requires,  refer  to  the
Executive's  beneficiary  or  beneficiaries  or  his   estate,
executor, administrator, guardian or committee.

      6. Retirement Benefits. Nothing in this Agreement shall preclude the Company from terminating or amending its pension plans so as to eliminate, reduce or otherwise change any benefit payable thereunder; provided, however, that if the total retirement benefit payable to Executive on his retirement under the Company's Pension Plan or other retirement or pension plans as in effect immediately prior to the Operative Date (collectively, the "Plans"), is for any reason whatsoever less than the retirement benefit which would have been payable (including any adjustment of benefits for the effects of inflation) (the "guaranteed pension") had he been vested under such Plans and had all of his years of service with the Company or any subsidiary or affiliate thereof and all of his compensation received during those years been counted in full (for both vesting and benefit purposes), assuming any period that he was entitled to receive payments from the Company under Paragraph 5(b) above were included in years of service and such payments were included in "compensation," then the Company shall pay to Executive such additional pension amounts as, together with said lesser pension, will equal the guaranteed pension. Such additional pension amounts shall commence to be payable at the same time and in the same form as the retirement benefit under the Plans. At Executive's request on or before the date he first becomes entitled to payment of his retirement benefit pursuant to the Plans, and in lieu of the payments otherwise to be made pursuant to this Paragraph, the Company shall purchase a single premium annuity from a duly licensed insurance carrier which will provide Executive with the same benefits as the Company would have otherwise been required to provide pursuant to this Paragraph.

     7. Noncompetition and Confidential Information. While any compensation is being paid to him under this Agreement, Executive will not directly or indirectly own greater than a 5% equity interest in any class of stock of, or manage, operate, participate in, be employed by, perform consulting services for, or otherwise be connected in any manner with any firm, person, corporation or enterprise that is engaged in whole or in part in a business which is in substantial or direct competition with the business of the Company or any of its subsidiaries. Executive will not at any time disclose to others any trade secrets or other confidential information, including customer lists, relating to the Company or to the business of the Company and confirms that such information constitutes the exclusive property of the Company.

      8. Successors; Binding Agreement. The Company will use its best efforts to require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had occurred. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 8 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law. This Agreement and all rights of Executive hereunder and under any other benefit plan of the Company, including its retirement plan, shall inure to the benefit of and be enforceable by his personal or legal representatives, executors, administrators, heirs and devisees. If any amounts would be payable to Executive hereunder or thereunder after his death, all such amounts, unless otherwise provided, shall be paid to Executive's estate.

      9. Notices. All notices, requests, demands and other communications made or given in connection with this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered, at the time delivered, or (b) if mailed, at the time mailed at any general or branch United States Post Office, enclosed in a registered or certified postpaid envelope addressed to the address of the respective parties as follows:

     To the Company:     Secretary
                         Oneida Ltd.
                         Oneida, New York 13421

     To Executive:       Walter A. Stewart
                         Verona Beach, New York 13162

or to such other addresses as the party to whom notice is to be given may have previously furnished to the other party in writing in the manner set forth above, provided that notices of changes of address shall only be effective upon receipt.

      10. Modifications and Waivers. No provision of this Agreement may be modified or discharged unless such modification or discharge is authorized by the Board and is agreed to in writing, signed by Executive and by another executive officer of the Company. No waiver by either party hereto of any breach of the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. Failure by any party to exercise his or its rights hereunder shall not be deemed to be a waiver of such rights.

      11. Entire Agreement. This Agreement supersedes all prior agreements between Executive and the Company relating to all or any part of the subject matter hereof. This Agreement constitutes the entire agreement of the parties hereto relating to the subject matter hereof and there are no written or oral terms or representations made by either party other than those contained herein.

       12. Indemnification. The Company shall indemnify Executive to the fullest extent permitted by the New York Business Corporation Law, as amended from time to time, for all amounts (including without limitation, judgments, fines, settlement payments, expenses and attorneys' fees) incurred or paid by Executive in connection with any action, suit, investigation or proceeding arising out of or relating to the performance by Executive of services for, or action of performance by Executive of services for, or action of Executive as a director, officer or employee of, the Company, any subsidiary of the Company or any other person or enterprise at the Company's request. The Company shall maintain the Directors' and Officers' Liability Insurance Policy presently in effect, or one providing substantially similar protection to Executive, in full force and effect during Executive's employment with the Company and for 3 years thereafter, which Policy shall provide minimum liability coverage in the amount of $5,000,000.

       13.   Law   Governing.  The  validity,  interpretation,
construction, performance and enforcement of this Agreement shall be governed by the laws of the State of New York.

     14. Invalidity. The invalidity or unenforceability of any term or terms of this Agreement shall not invalidate, make unenforceable or otherwise affect any other term of this Agreement which shall remain in full force and effect.

      15. Headings. The headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.


                                   IN  WITNESS  WHEREOF,   the
parties hereto have executed this Employment Agreement as of the 1st day of October, 1982.


ATTEST:                                 O N E I D A   L T D .

/s/ M. Jack Rudnick                     /s/ William Rockefeller
Assistant Secretary                     William Rockefeller
                                        Chairman, Management
                                        Development and Executive
                                        Compensation Committee on
                                        behalf of the Corporation


                                        /s/ Walter A. Stewart
                                        Walter A. Stewart